SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 22, 2003

QUAKER CITY BANCORP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-22528	95-444421
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

7021 Greenleaf Avenue, Whittier, California                                             90602

(Address of principal executive offices)                                              (Zip code)

Registrant’s telephone number, including area code	(562) 907-2200

Not applicable

(Former name or former address, if changed since last report)

Item 7.    Exhibits.

(c)    Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Quaker City Bancorp, Inc. dated April 22, 2003

Item 9.    Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition.*

The following information and the exhibit relating thereto are furnished pursuant to Item 9 and Item 12 of this Current Report on Form 8-K. On April 22, 2003, Quaker City Bancorp, Inc. issued a press release regarding its results of operations for the fiscal quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

*	The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CITY BANCORP, INC.

Date: April 22, 2003	By:	/s/ FREDERIC R. (RICK) MCGILL
Name: Frederic R. (Rick) McGill Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Quaker City Bancorp, Inc. dated April 22, 2003

4